SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 29, 1998

                         MANPOWER INC.
     (Exact name of registrant as specified in its charter)



       Wisconsin                      1-10686             39-1672779
(State or other jurisdiction  (Commission file number)  (IRS Employer
      of incorporation)                               Identification No.)


                    5301 North Ironwood Road
                   Milwaukee, Wisconsin 53217
            (Address of principal executive offices)



Registrant's telephone number, including area code: (414) 961-1000

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Item 5.  Other Events.

     On October 29, 1998, Manpower Inc. (the "Company") announced the election of John Walter to its Board of Directors as a Class I director with a term expiring in 2000. Mr. Walter, 51, was formerly President and Chief
Operating Officer of AT&T.  From 1989 to 1996, Mr.
Walter was Chairman, President and Chief Executive
Officer of the R.R. Donnelley Corporation.  The
Company's Press Releases issued October 29, 1998 are attached hereto as exhibits to this report and are incorporated herein by reference.


Item 7.  Exhibits.

Exhibit No.         Description

  99.1        Press Release dated October 29, 1998.

  99.2        Press Release dated October 29, 1998.

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                           SIGNATURE


     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MANPOWER INC.


Date: November 13, 1998            /s/ Mitchell S. Fromstein
                                   --------------------------
                                   Mitchell S. Fromstein
                                   Chairman, President and
                                   Chief Executive Officer

                     EXHIBIT INDEX

Exhibit No.         Description

  99.1        Press Release dated October 29, 1998.

  99.2        Press Release dated October 29, 1998.